UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):

August 16, 2012

THE CHEESECAKE FACTORY INCORPORATED

(Exact Name of Registrant as Specified in its Charter)

Delaware	0-20574	51-0340466
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

26901 Malibu Hills Road

Calabasas Hills, California 91301

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code:

(818) 871-3000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14.d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01             OTHER EVENTS

In a press release dated August 16, 2012, The Cheesecake Factory Incorporated announced the opening of the first international The Cheesecake Factory restaurant location in Dubai, United Arab Emirates, under a license agreement with Alshaya Trading Co., W.L.L. A copy of the press release is furnished herewith as Exhibit 99.1.

ITEM 9.01             FINANCIAL STATEMENTS AND EXHIBITS

(d)           Exhibits

99.1                          Press release dated August 16, 2012 entitled “The Cheesecake Factory’s First International Location Opens in Dubai in Partnership with Alshaya”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 16, 2012	THE CHEESECAKE FACTORY INCORPORATED

	By:	/s/ Debby Zurzolo
Debby Zurzolo
Executive Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit	Description
99.1	Press release dated August 16, 2012 entitled “The Cheesecake Factory’s First International Location Opens in Dubai in Partnership with Alshaya”